SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 3, 2003

Comcast Corporation

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

000-50093	27-0000798
(Commission File Number)	(IRS Employer Identification No.)

1500 Market Street
Philadelphia, PA	19102-2148
(Address of Principal Executive Offices)	(Zip Code)

(215) 665-1700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

     On July 3, 2003, Comcast Corporation (the “Company”) issued a press release announcing that the Company has agreed to sell its stake in QVC, Inc., a consolidated subsidiary of the Company, to Liberty Media Corporation. The press release is attached hereto as Exhibit 99.1.

Item 7(c). Exhibits.

Exhibit
Number	Description

99.1	Comcast Corporation press release dated July 3, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Comcast Corporation

Date: July 3, 2003	By: /s/ Arthur R. Block

	Name:	Arthur R. Block
	Title:	Senior Vice President, General Counsel
and Secretary